UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2017
TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	Tempur Sealy International, Inc.’s (the "Company") Annual Meeting of Stockholders was held on May 11, 2017.
(b)	The name of each director elected at the meeting and a brief description of each other matter voted upon at the meeting is set forth below.

The stockholders elected all of the Company’s nominees for director; ratified the appointment of Ernst and Young LLP as the Company’s independent auditor for the year ending December 31, 2017; approved the Amended and Restated 2013 Equity Incentive Plan; ratified the Amended and Restated Rights Agreement; approved, on an advisory basis, the Compensation of the Company's Named Executive Officers; and approved, on an advisory basis, the frequency of future executive compensation votes. The tabulation of votes for each proposal is as follows:

(1)	Election of Directors:

	For	Against	Abstain	Broker Non-Votes
EVELYN S. DILSAVER	43,887,887	424,140	289,035	4,423,485
JOHN A. HEIL	43,886,708	424,287	290,067	4,423,485
JON L. LUTHER	43,737,615	573,480	289,967	4,423,485
USMAN S. NABI	43,747,767	563,687	289,608	4,423,485
RICHARD W. NEU	43,738,688	572,307	290,067	4,423,485
SCOTT L. THOMPSON	43,933,925	377,071	290,066	4,423,485
ROBERT B TRUSSELL, JR	44,024,556	286,570	289,936	4,423,485

(2)	Ratification of Independent Auditors:

For	Against	Abstain	Broker Non-Votes
48,001,761	1,002,140	20,646	—

(3)	Approval of the Amended and Restated 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
40,029,773	4,270,116	301,173	4,423,485

(4)	Ratification of the Amended and Restated Rights Agreement:

For	Against	Abstain	Broker Non-Votes
40,746,000	3,829,740	25,322	4,423,485

(5)	Advisory Vote to Approve the Compensation of Named Executive Officers as described in the Company’s 2017 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
39,020,345	5,288,422	292,295	4,423,485

(6)	Advisory Vote on the Frequency of Future Executive Compensation Votes:

1 Year	2 Years	3 Years	Abstain
43,520,512	8,079	785,354	287,117

Item 8.01 Other Events
On May 15, 2017, the Company issued a press release announcing the results of the Company's Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press Release Dated May 15, 2017 titled "Tempur Sealy Reports Stockholder Meeting Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2017

Tempur Sealy International, Inc.

By:	/s/ Barry Hytinen
Name:	Barry Hytinen
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release Dated May 15, 2017 titled "Tempur Sealy Reports Stockholder Meeting Results"